Income Taxes	6 Months Ended
Jun. 30, 2026
Income Taxes [Abstract]
INCOME TAXES

Note 8 — INCOME TAXES

Taxes payable consisted of the following:

	June 30, 2026	December 31, 2025
Income tax payable	$99,397	$67,367
Total taxes payable	$99,397	$67,367

Income tax expenses are comprised of the following:

	For the Six Months Ended June 30,
	2026	2025
Current income tax expense	$32,031	$-
Total income tax expense	$32,031	$-

BVI

AIOS Tech Inc., formerly known as Nisun International Enterprise Development Group Co., Ltd, was incorporated in the BVI and is not subject to income taxes under the current laws of BVI.

Hong Kong

YD Network and Aquasource are the companies registered in Hong Kong and subject to a corporate income tax rate of 8.25% on the first HK$2 million of profits and the remaining profits will be taxed at 16.5% if revenue is generated in Hong Kong. HK$5,713,436 and nil profit before income tax was generated in Hong Kong for the six months ended June 30, 2026 and 2025.

PRC

Under the PRC EIT Law, the standard enterprise income tax rate for domestic enterprises and foreign invested enterprises is 25%. As the Company did not generate any taxable income in the PRC during the periods presented, no PRC enterprise income tax provision has been recorded.

Reconciliation between the provision for income taxes computed by applying the HK corporate income rate of 16.5% to net income before income taxes, and the actual provision for income taxes is as follows:

	Six months ended June 30, 2026	Six months ended June 30, 2025
	US$	US$
Income (loss) from continuing operations before income taxes	631,070	(589,890)
Income tax at the Hong Kong statutory tax rate of 16.5%	104,126	(97,332)
Less: Two-tiered tax concession (first HK$2m at 8.25%)	(21,088)	-
Effect of different tax rates of subsidiaries operating in other jurisdictions	16,359	97,332
Current income tax expense	99,397	-
Reverse the income tax over-accrued in 2025	(67,366)	-
Income tax expense	32,031	-